UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 31, 2005



                             NITTANY FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623                23-2925762
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(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation)                     Number)             Identification Number)



116 East College Avenue, State College, Pennsylvania                    16801
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Address of principal executive offices)                               (Zip Code)

Registrant's telephone number, including area code:     (814) 234-7320
                                                        --------------

                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



ITEM 8.01  OTHER EVENTS
-----------------------

         The Registrant previously announced on January 3, 2005, that it was offering up to 115,000 shares of additional common stock at a price of $26.00 per share to stockholders of record as of November 26, 2004 through January 31, 2005. The Registrant also announced that the offering included an option to sell up to an additional 35,000 shares (i.e., total 150,000 shares). As of January 31, 2005, the Registrant had received orders for approximately 144,000 shares from existing stockholders. Accordingly, in order to fill all the orders of existing stockholders, the Registrant will issue additional shares under the option and register 30,000 additional shares.

         Due to the demand from existing stockholders, customers and the community, the Registrant will continue the sale of up to a total of 180,000 shares, which will be registered with the SEC. The shares will continue to be offered to the public at the price of $26.00 per share, with a preference given to customers of the Registrant and its subsidiaries. The Registrant reserves the right to accept or refuse any orders in part or in whole and to close the offering at any time.

         For further details, reference is made to the Press Release dated February 3, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 99     Press Release dated February 3, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  NITTANY FINANCIAL CORP.



Date: February 3, 2005            By: /s/ David Z. Richards
                                      ------------------------------------------
                                      David Z. Richards
                                      President and Chief Executive Officer
                                      (Duly Authorized Officer)